                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On February 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of January 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  May 27, 2003                          By:/s/ Ronald D. Markle
-----------------------                             --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

   20.7        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated February 18, 2003

                    Navistar Financial 1999 - A Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                         Servicer Certificate #45

Original Pool Amount	$ 714,764,750.47
Beginning Pool Balance	$ 70,629,530.00
Beginning Pool Factor	0	.0988154
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 6,095,750.77
Interest Collected	$ 468,240.46
Additional Deposits:
Repurchase Amounts (Final)	$ 64,425,451.19
Liquidation Proceeds / Recoveries	$ 156,520.69
Total Additional Deposits	$ 156,520.69
Repos / Chargeoffs	$ 108,328.04
Aggregate Number of Notes Charged Off	85
Total Available Funds	$ 6,720,511.92
Ending Pool Balance	$ 0.00
Ending Pool Factor	0	.0000000
Servicing Fee	$ 58,857.94
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 14,295,295.01
Invest. Income	$ 18,333.16
Excess Service	$ 96,204.49
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 14,409,832.66
Reserve Account:
Beginning Balance (see Memo Item)	$ 14,409,832.66
Target Percentage	5.25%
Target Balance	$ 0.00
Minimum Balance	($ 0.00)
(Release) / Deposit	($ 14,409,832.66)
Ending Balance	$ 0.00
Current Weighted Average APR:	8.057%
Current Weighted Average Remaining Term (months):	13.51

Delinquencies		Dollars	Not	es
Installments:	1 - 30 days	$1,072,600.95	805
	31 - 60 days	$ 360,132.73	214
	60+ days	$ 277,355.27	69

Total:		$1,710,088.95	851

Balances:	60+ days	$ 892,447.80	69
                    Navistar Financial 1999 - A Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 714,764,750.47	$ 147,000,000.00	$ 197,000,000.00	$ 200,000,000.00	$ 145,745,000.00	$25,019,750.47
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.50%	3.50%
Coupon		5.0025%	5.5500%	5.9500%	6.1300%	6.2200%
Beginning Pool Balance	$ 70,629,530.00
Ending Pool Balance	$ 0.00
Collected Principal	$ 70,521,201.96
Collected Interest	$ 468,240.46
Charge - Offs	$ 108,328.04
Liquidation Proceeds / Recoveries	$ 156,520.69
Servicing	$ 58,857.94
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 71,087,105.17
Beginning Balance	$ 70,629,530.01	$ 0.00	$ 0.00	$ 0.00	$ 63,009,732.82	$ 7,619,797.19
Interest Due	$ 361,370.67	$ 0.00	$ 0.00	$ 0.00	$ 321,874.72	$ 39,495.95
Interest Paid	$ 361,370.67	$ 0.00	$ 0.00	$ 0.00	$ 321,874.72	$ 39,495.95
Principal Due	$ 70,629,530.01	$ 0.00	$ 0.00	$ 0.00	$ 63,009,732.82	$ 7,619,797.19
Principal Paid	$ 70,629,530.01	$ 0.00	$ 0.00	$ 0.00	$ 63,009,732.82	$ 7,619,797.19
Ending Balance	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.0000	0.0000
(Ending Balance / Original Pool Amount)
Total Distributions	$ 70,990,900.68	$ 0.00	$ 0.00	$ 0.00	$ 63,331,607.54	$ 7,659,293.14
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 96,204.49
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 14,409,832.66
(Release) / Draw	($ 14,409,832.66)
Ending Reserve Acct Balance	$ 0.00
                    Navistar Financial 1999 - A Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo. 5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$101,123,088.96		$93,721,766.86	$84,664,306.24	$78,436,741.79	$70,629,530.00
A)Loss Trigger:
Principal of Contracts Charged Off	$ 96,391.57		$ 146,442.40	$ 21,518.12	$ 79,762.88	$ 108,328.04
Recoveries	$ 617,801.28		$ 1,219,484.14	$ 208,596.96	$ 249,978.97	$ 156,520.69
Total Charged Off (Months 5, 4, 3)	$ 264,352.09
Total Recoveries (Months 3, 2, 1)	$ 615,096.62
Net Loss/(Recoveries) for 3 Mos	($350,744.53)	(a)
Total Balance (Months 5, 4, 3)	$279,509,162.06	(b)
Loss Ratio Annualized [(a/b)*(12)]	-1.5058%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 856,007.10	$ 1,146,508.97	$ 892,447.80
As % of Beginning Pool Balance	1.01106%	1.46170%	1.26356%
Three Month Average	0.90033%	1.07634%	1.24544%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:	0.00000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance Trigger
Trigger:Is Minimum ‹ 1.0%	N/A
                     Navistar Financial 2000 - A Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                            Servicer Certificate #36

Original Pool Amount	$ 380,843,908.73
Subsequent Receivables (transferred 3/13/00)	$ 74,413,256.03
Subsequent Receivables (transferred 3/20/00)	$ 19,742,835.24
Beginning Pool Balance	$ 99,264,806.98
Beginning Pool Factor	0	.2089785
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 6,857,000.81
Interest Collected	$ 716,635.77
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 264,121.56
Total Additional Deposits	$ 264,121.56
Repos / Chargeoffs	$ 252,981.82
Aggregate Number of Notes Charged Off	74
Total Available Funds	$ 7,837,758.14
Ending Pool Balance	$ 92,154,824.35
Ending Pool Factor	0	.1940102
Servicing Fee	$ 82,720.67
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 9,500,000.00
Invest. Income	$ 10,739.09
Excess Service	$ 37,140.59
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,547,879.68
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,547,879.68
Target Percentage	5.50%
Target Balance	$ 5,068,515.34
Minimum Balance	$ 9,500,000.00
(Release) / Deposit	($ 47,879.68)
Ending Balance	$ 9,500,000.00
Current Weighted Average APR:	8.982%
Current Weighted Average Remaining Term (months):	23.27

Delinquencies		Dollars	Not	es
Installments:	1 - 30 days	$ 935,277.39	771
	31 - 60 days	$ 284,043.21	210
	60+ days	$ 255,076.03	49

Total:		$1,474,396.63	794

Balances:	60+ days	$1,198,338.66	49
                    Navistar Financial 2000 - A Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 475,000,000.00	$ 84,000,000.00	$ 142,000,000.00	$ 110,000,000.00	$ 121,187,500.00	$17,812,500.00
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.0800%	6.8200%	7.2000%	7.3400%	7.4700%
Beginning Pool Balance	$ 99,264,806.98
Ending Pool Balance	$ 92,154,824.35
Collected Principal	$ 6,857,000.81
Collected Interest	$ 716,635.77
Charge - Offs	$ 252,981.82
Liquidation Proceeds / Recoveries	$ 264,121.56
Servicing	$ 82,720.67
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 7,755,037.47
Beginning Balance	$ 99,264,806.98	$ 0.00	$ 0.00	$ 0.00	$ 92,392,376.73	$ 6,872,430.25
Interest Due	$ 607,914.25	$ 0.00	$ 0.00	$ 0.00	$ 565,133.37	$ 42,780.88
Interest Paid	$ 607,914.25	$ 0.00	$ 0.00	$ 0.00	$ 565,133.37	$ 42,780.88
Principal Due	$ 7,109,982.63	$ 0.00	$ 0.00	$ 0.00	$ 6,843,358.28	$ 266,624.35
Principal Paid	$ 7,109,982.63	$ 0.00	$ 0.00	$ 0.00	$ 6,843,358.28	$ 266,624.35
Ending Balance	$ 92,154,824.35	$ 0.00	$ 0.00	$ 0.00	$ 85,549,018.45	$ 6,605,805.90
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.7059	0.3709
(Ending Balance / Original Pool Amount)
Total Distributions	$ 7,717,896.88	$ 0.00	$ 0.00	$ 0.00	$ 7,408,491.65	$ 309,405.23
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 37,140.59
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,547,879.68
(Release) / Draw	($ 47,879.68)
Ending Reserve Acct Balance	$ 9,500,000.00
                    Navistar Financial 2000 - A Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo.5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$132,983,514.32		$125,236,783.70	$115,873,805.19	$109,136,683.54	$99,264,806.98
A)Loss Trigger:
Principal of Contracts Charged Off	$ 224,483.31		$ 124,194.48	$ 219,191.74	$ 154,935.75	$ 252,981.82
Recoveries	$ 261,304.20		$ 843,153.47	$ 179,334.86	$ 207,838.22	$ 264,121.56
Total Charged Off (Months 5, 4, 3)	$ 567,869.53
Total Recoveries (Months 3, 2, 1)	$ 651,294.64
Net Loss/(Recoveries) for 3 Mos	($83,425.11)	(a)
Total Balance (Months 5, 4, 3)	$374,094,103.21	(b)
Loss Ratio Annualized [(a/b)*(12)]	-0.2676%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 1,286,211.78	$ 1,574,564.58	$ 1,198,338.66
As % of Beginning Pool Balance	1.11001%	1.44275%	1.20721%
Three Month Average	1.04356%	1.14801%	1.25332%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No

                     Navistar Financial 2000 - B Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                            Servicer Certificate #28

Original Pool Amount	$ 764,710,097.53
Beginning Pool Balance	$ 185,361,120.60
Beginning Pool Factor	0	.2423940
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 8,910,859.84
Interest Collected	$ 1,515,217.60
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 512,998.22
Total Additional Deposits	$ 512,998.22
Repos / Chargeoffs	$ 925,505.92
Aggregate Number of Notes Charged Off	212
Total Available Funds	$ 10,939,075.66
Ending Pool Balance	$ 175,524,754.84
Ending Pool Factor	0	.2295311
Servicing Fee	$ 154,467.60
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 15,247,657.66
Invest. Income	$ 16,405.50
Excess Service	$ 0.00
Transfer (to) / from Collections Account	($ 101,590.01)
Beginning Balance	$ 15,162,473.15
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,162,473.15
Target Percentage	5.50%
Target Balance	$ 9,653,861.52
Minimum Balance	$ 15,294,201.95
(Release) / Deposit	($ 16,405.50)
Ending Balance	$ 15,146,067.65
Current Weighted Average APR:	9.857%
Current Weighted Average Remaining Term (months):	26.80

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,784,066.28	1,515
	31 - 60 days	$ 393,432.94	385
	60+ days	$ 402,012.02	144

Total:		$2,579,511.24	1,556

Balances:	60+ days	$3,322,607.79	144
                    Navistar Financial 2000 - B Owner Trust
                         For the Month of January, 2003

                                     NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 764,710,097.53	$ 140,000,000.00	$ 232,400,000.00	$ 184,900,000.00	$ 178,733,000.00	$28,677,097.53
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.7300%	6.6600%	6.6700%	6.7800%	7.0300%
Beginning Pool Balance	$ 185,361,120.60
Ending Pool Balance	$ 175,524,754.84
Collected Principal	$ 8,910,859.84
Collected Interest	$ 1,515,217.60
Charge - Offs	$ 925,505.92
Liquidation Proceeds / Recoveries	$ 512,998.22
Servicing	$ 154,467.60
Cash Transfer from Reserve Account	$ 101,590.01
Total Collections Avail for Debt Service	$ 10,886,198.07
Beginning Balance	$ 185,361,120.61	$ 0.00	$ 0.00	$ 0.00	$ 173,159,609.69	$12,201,510.92
Interest Due	$ 1,049,832.31	$ 0.00	$ 0.00	$ 0.00	$ 978,351.79	$ 71,480.52
Interest Paid	$ 1,049,832.31	$ 0.00	$ 0.00	$ 0.00	$ 978,351.79	$ 71,480.52
Principal Due	$ 9,836,365.76	$ 0.00	$ 0.00	$ 0.00	$ 9,467,502.04	$ 368,863.72
Principal Paid	$ 9,836,365.76	$ 0.00	$ 0.00	$ 0.00	$ 9,467,502.04	$ 368,863.72
Ending Balance	$ 175,524,754.85	$ 0.00	$ 0.00	$ 0.00	$ 163,692,107.65	$11,832,647.20
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.9158	0.4126
(Ending Balance / Original Pool Amount)
Total Distributions	$ 10,886,198.07	$ 0.00	$ 0.00	$ 0.00	$ 10,445,853.83	$ 440,344.24
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 0.00
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,162,473.15
(Release) / Draw	($ 16,405.50)
Ending Reserve Acct Balance	$ 15,146,067.65
                    Navistar Financial 2000 - B Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo. 5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$ 234,823,110.15		$224,583,059.73	$211,064,890.06	$200,883,842.62	$185,361,120.60
A)Loss Trigger:
Principal of Contracts Charged Off	$ 394,986.20		$ 750,417.60	$ 773,751.09	$ 717,764.05	$ 925,505.92
Recoveries	$ 804,036.34		$ 1,550,380.07	$ 964,845.74	$ 376,912.17	$ 512,998.22
Total Charged Off (Months 5, 4, 3)	$ 1,919,154.89
Total Recoveries (Months 3, 2, 1)	$ 1,854,756.13
Net Loss/(Recoveries) for 3 Mos	$64,398.76	(a)
Total Balance (Months 5, 4, 3)	$670,471,059.94	(b)
Loss Ratio Annualized [(a/b*(12)]	0.1153%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 2,922,504.28	$ 4,150,762.00	$ 3,322,607.79
As % of Beginning Pool Balance	1.38465%	2.06625%	1.79251%
Three Month Average	1.25640%	1.50438%	1.74780%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:	1.9806%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2001 - A Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                            Servicer Certificate #22

Original Pool Amount	$ 257,155,638.25
Subsequent Receivables (transferred 4/30/01)	$ 53,340,411.35
Subsequent Receivables (transferred 5/30/01 )	$ 67,396,152.49
Subsequent Receivables (transferred 6/28/01)	$ 22,107,022.10
Beginning Pool Balance	$ 165,225,546.06
Beginning Pool Factor	0	.41306
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 8,536,618.70
Interest Collected	$ 1,302,873.51
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 239,009.92
Total Additional Deposits	$ 239,009.92
Repos / Chargeoffs	$ 437,862.40
Aggregate Number of Notes Charged Off	111
Total Available Funds	$ 10,035,109.02
Ending Pool Balance	$ 156,294,458.07
Ending Pool Factor	0	.39074
Servicing Fee	$ 137,687.96
Repayment of Servicer Advances	$ 43,393.11
Memo Item - Reserve Account
Prior Month	$ 9,087,405.03
Invest. Income	$ 9,441.96
Excess Service	$ 241,072.67
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,337,919.66
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,337,919.66
Target Percentage	5.500%
Target Balance	$ 8,596,195.19
Minimum Balance	$ 7,999,984.48
(Release) / Deposit	($ 741,724.47)
Ending Balance	$ 8,596,195.19
Current Weighted Average APR:	9.5470%
Current Weighted Average Remaining Term (months):	32.78

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,161,378.16	1,122
	31 - 60 days	$ 257,670.41	303
	60+ days	$ 144,284.58	82

Total:		$1,563,333.15	1,137

Balances:	60+ days	$2,105,715.75	82
                    Navistar Financial 2001 - A Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 400,000,000.00	$ 72,500,000.00	$ 118,000,000.00	$ 100,000,000.00	$ 92,500,000.00	$17,000,000.00
Distributions:
Distribution Percentages 1		0.00%	0.00%	95.75%	0.00%	4.25%
Coupon		4.2900%	4.4700%	4.9900%	5.4200%	5.5900%
Beginning Pool Balance	$ 165,225,546.06
Ending Pool Balance	$ 156,294,458.07
Collected Principal	$ 8,493,225.59
Collected Interest	$ 1,302,873.51
Charge - Offs	$ 437,862.40
Liquidation Proceeds / Recoveries	$ 239,009.92
Servicing	$ 137,687.96
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 9,897,421.06
Beginning Balance	$ 165,225,546.06	$ 0.00	$ 0.00	$ 62,622,210.35	$ 92,500,000.00	$10,103,335.71
Interest Due 2	$ 725,260.40	$ 0.00	$ 0.00	$ 260,404.02	$ 417,791.67	$ 47,064.71
Interest Paid	$ 725,260.40	$ 0.00	$ 0.00	$ 260,404.02	$ 417,791.67	$ 47,064.71
Principal Due	$ 8,931,087.99	$ 0.00	$ 0.00	$ 8,551,516.75	$ 0.00	$ 379,571.24
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 8,931,087.99	$ 0.00	$ 0.00	$ 8,551,516.75	$ 0.00	$ 379,571.24
Ending Balance	$ 156,294,458.07	$ 0.00	$ 0.00	$ 54,070,693.60	$ 92,500,000.00	$ 9,723,764.47
Note / Certificate Pool Factor		0.0000	0.0000	0.5407	1.0000	0.5720
(Ending Balance / Original Pool Amount)
Total Distributions	$ 9,656,348.39	$ 0.00	$ 0.00	$ 8,811,920.77	$ 417,791.67	$ 426,635.95
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 241,072.67
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,337,919.66
(Release) / Draw	($ 741,724.47)
Ending Reserve Acct Balance	$ 8,596,195.19
                    Navistar Financial 2001 - A Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo. 5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$198,961,887.11		$191,417,396.38	$183,027,900.85	$175,426,473.54	$165,225,546.06
A)Loss Trigger:
Principal of Contracts Charged Off	$ 237,194.77		$ 470,542.21	$ 285,043.16	$ 193,289.62	$ 437,862.40
Recoveries	$ 364,010.17		$ 953,836.76	$ 559,061.11	$ 202,923.19	$ 239,009.92
Total Charged Off (Months 5, 4, 3)	$ 992,780.14
Total Recoveries (Months 3, 2, 1)	$ 1,000,994.22
Net Loss/(Recoveries) for 3 Mos	($8,214.08)	(a)
Total Balance (Months 5, 4, 3)	$573,407,184.34	(b)
Loss Ratio Annualized [(a/b)*(12)]	-0.0172%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 1,972,536.15	$ 2,162,070.59	$ 2,105,715.75
As % of Beginning Pool Balance	1.07772%	1.23247%	1.27445%
Three Month Average	1.06254%	1.09339%	1.19488%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.14910%
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2001 - B Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                            Servicer Certificate #16

Original Pool Amount	$ 292,329,093.98
Subsequent Receivables (transferred 11/01/01)	$ 59,897,861.72
Subsequent Receivables (transferred 12/10/01)	$ 117,139,017.24
Subsequent Receivables (transferred 1/14/02)	$ 30,633,447.04
Beginning Pool Balance	$ 299,400,321.78
Beginning Pool Factor	0	.5988013
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 10,755,192.63
Interest Collected	$ 2,119,084.63
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 482,430.33
Total Additional Deposits	$ 482,430.33
Repos / Chargeoffs	$ 613,962.22
Aggregate Number of Notes Charged Off	98
Total Available Funds	$ 13,356,707.59
Ending Pool Balance	$ 288,031,166.93
Ending Pool Factor	0	.5760630
Servicing Fee	$ 249,500.27
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Opening balance	$ 16,467,017.70
Invest. Income	$ 20,611.24
Excess Service	$ 787,905.10
Transfer (to) Collections Acct	$ 0.00
Beginning Balance	$ 17,275,534.04
Reserve Account:
Beginning Balance (see Memo Item)	$ 17,275,534.04
Target Percentage	5	.50000%
Target Balance	$ 15,841,714.18
Minimum Balance	$ 9,999,988.40
(Release) / Deposit	($ 1,433,819.86)
Ending Balance	$ 15,841,714.18
Current Weighted Average APR:	8.427%
Current Weighted Average Remaining Term (months):	37.55

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,482,914.18	1,596
	31 - 60 days	$ 388,681.02	356
	60+ days	$ 122,199.82	66

Total:		$1,993,795.02	1,611

Balances:	60+ days	$1,973,700.65	66
                    Navistar Financial 2001 - B Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 79,638,000.00	$ 131,715,000.00	$ 179,000,000.00	$ 90,897,000.00	$18,750,000.00
Distributions:
Distribution Percentages 1		0.00%	96.25%	0.00%	0.00%	3.75%
Coupon		2.4400%	2.8300%	1.6200%	4.3700%	4.8300%
Beginning Pool Balance	$ 299,400,321.78
Ending Pool Balance	$ 288,031,166.93
Collected Principal	$ 10,755,192.63
Collected Interest	$ 2,119,084.63
Charge - Offs	$ 613,962.22
Liquidation Proceeds / Recoveries	$ 482,430.33
Swap Payments to/(from)Trust	($ 251,992.22)
Servicing	$ 249,500.27
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 12,855,215.10
Beginning Balance	$ 299,400,321.78	$ 0.00	$ 15,289,384.71	$ 179,000,000.00	$ 90,897,000.00	$14,213,937.07
Interest Due 2	$ 698,155.15	$ 0.00	$ 36,057.47	$ 273,870.00	$ 331,016.58	$ 57,211.10
Interest Paid	$ 698,155.15	$ 0.00	$ 36,057.47	$ 273,870.00	$ 331,016.58	$ 57,211.10
Principal Due	$ 11,369,154.85	$ 0.00	$ 10,942,811.54	$ 0.00	$ 0.00	$ 426,343.31
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 11,369,154.85	$ 0.00	$ 10,942,811.54	$ 0.00	$ 0.00	$ 426,343.31
Ending Balance	$ 288,031,166.93	$ 0.00	$ 4,346,573.17	$ 179,000,000.00	$ 90,897,000.00	$13,787,593.76
Note / Certificate Pool Factor		0.00000	0.03300	1.00000	1.00000	0.73530
(Ending Balance / Original Pool Amount)
Total Distributions	$ 12,067,310.00	$ 0.00	$ 10,978,869.01	$ 273,870.00	$ 331,016.58	$ 483,554.41
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 787,905.10
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 17,275,534.04
(Release) / Draw	($ 1,433,819.86)
Ending Reserve Acct Balance	$ 15,841,714.18
                    Navistar Financial 2001 - B Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo. 5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$ 354,892,829.73		$343,809,355.38	$327,232,621.99	$310,842,204.96	$299,400,321.78
A)Loss Trigger:
Principal of Contracts Charged Off	$ 749,945.18		$ 512,403.83	$200,409.24	$519,572.80	$613,962.22
Recoveries	$ 173,741.29		$ 918,697.08	$617,722.26	$322,995.51	$482,430.33
Total Charged Off (Months 5, 4, 3)	$ 1,462,758.25
Total Recoveries (Months 3, 2, 1)	$ 1,423,148.10
Net Loss/(Recoveries) for 3 Mos	$ 39,610.15	(a)
Total Balance (Months 5, 4, 3)	$ 1,025,934,807.10	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.0463%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 2,937,974.13	$ 2,644,567.58	$ 1,973,700.65
As % of Beginning Pool Balance	0.89782%	0.85077%	0.65922%
Three Month Average	0.76069%	0.80085%	0.80261%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.16830%
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2002 - A Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                            Servicer Certificate #10

Original Pool Amount	$ 317,954,886.53
Subsequent Receivables (transferred 04/30/02)	$ 69,994,775.15
Subsequent Receivables (transferred 05/31/02)	$ 112,050,220.64
Subsequent Receivables (transferred 00/00/00)	$ 0.00
Beginning Pool Balance	$ 373,519,726.18
Beginning Pool Factor	0	.74704
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 11,549,656.38
Interest Collected	$ 2,259,808.91
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 232,904.10
Total Additional Deposits	$ 232,904.10
Repos / Chargeoffs	$ 621,592.30
Aggregate Number of Notes Charged Off	67
Total Available Funds	$ 14,042,369.39
Ending Pool Balance	$ 361,348,477.50
Ending Pool Factor	0	.7226971
Servicing Fee	$ 311,266.44
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Opening balance	$ 21,001,854.79
Invest. Income	$ 22,354.85
Excess Service	$ 317,476.07
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$ 21,341,685.71
Reserve Account:
Beginning Balance (see Memo Item)	$ 21,341,685.71
Target Percentage	5	.50000%
Target Balance	$ 19,874,166.26
Specified Yield Supplement Amount	$ 326,621.83
Specified Yield Supplement Amount	$ 25,884.41
Specified Reserve Account Balance	$ 20,226,672.50
Minimum Balance	$ 9,999,997.65
(Release) / Deposit	($ 1,115,013.21)
Ending Balance	$ 20,226,672.50
Current Weighted Average APR:	7.655%
Current Weighted Average Remaining Term (months):	39.99

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,063,105.67	1,602
	31 - 60 days	$ 361,293.52	275
	60+ days	$ 146,853.10	51

Total:		$2,571,252.29	1,628

Balances:	60+ days	$1,701,899.30	51
                    Navistar Financial 2002 - A Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 73,000,000.00	$ 182,000,000.00	$ 104,000,000.00	$ 121,000,000.00	$20,000,000.00
Distributions:
Distribution Percentages 1		0.00%	96.00%	0.00%	0.00%	4.00%
Coupon		1.9600%	3.0700%	4.0900%	4.7600%	4.9500%
Beginning Pool Balance	$ 373,519,726.18
Ending Pool Balance	$ 361,348,477.50
Collected Principal	$ 11,549,656.38
Collected Interest	$ 2,259,808.91
Charge - Offs	$ 621,592.30
Liquidation Proceeds / Recoveries	$ 232,904.10
Servicing	$ 311,266.44
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 13,731,102.95
Beginning Balance	$ 373,519,726.18	$ 0.00	$ 130,658,937.13	$ 104,000,000.00	$ 121,000,000.00	$17,860,789.05
Interest Due 2	$ 1,242,378.20	$ 0.00	$ 334,269.11	$ 354,466.67	$ 479,966.67	$ 73,675.75
Interest Paid	$ 1,242,378.20	$ 0.00	$ 334,269.11	$ 354,466.67	$ 479,966.67	$ 73,675.75
Principal Due	$ 12,171,248.68	$ 0.00	$ 11,684,398.73	$ 0.00	$ 0.00	$ 486,849.95
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 12,171,248.68	$ 0.00	$ 11,684,398.73	$ 0.00	$ 0.00	$ 486,849.95
Ending Balance	$ 361,348,477.50	$ 0.00	$ 118,974,538.40	$ 104,000,000.00	$ 121,000,000.00	$17,373,939.10
Note / Certificate Pool Factor		0.00000	0.65370	1.00000	1.00000	0.86870
(Ending Balance / Original Pool Amount)
Total Distributions	$ 13,413,626.88	$ 0.00	$ 12,018,667.84	$ 354,466.67	$ 479,966.67	$ 560,525.70
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 317,476.07
Beginning Reserve Acct Balance	$ 21,341,685.71
(Release) / Draw	($ 1,115,013.21)
Ending Reserve Acct Balance	$ 20,226,672.50
                    Navistar Financial 2002 - A Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Sep-02 (mo. 5)		Oct-02 (mo. 4)	Nov-02 (mo. 3)	Dec-02 (mo. 2)	Jan-03 (mo. 1)
Beginning Pool Balance	$ 430,449,118.76		$418,871,465.83	$401,781,864.71	$387,711,877.75	$373,519,726.18
A)Loss Trigger:
Principal of Contracts Charged Off	$ 452,484.64		$ 283,426.54	$316,645.07	$500,312.32	$621,592.30
Recoveries	$ 0.00		$ 206,729.89	$224,641.78	$67,258.35	$232,904.10
Total Charged Off (Months 5, 4, 3)	$ 1,052,556.25
Total Recoveries (Months 3, 2, 1)	$ 524,804.23
Net Loss/(Recoveries) for 3 Mos	$ 527,752.02	(a)
Total Balance (Months 5, 4, 3)	$ 1,251,102,449.30	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.5062%
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$ 2,554,943.40	$ 1,703,454.93	$ 1,701,899.30
As % of Beginning Pool Balance	0.63590%	0.43936%	0.45564%
Three Month Average	0.48974%	0.48425%	0.51030%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	4.04530%
Trigger:Is Minimum ‹ 1.0%	No
                     Navistar Financial 2002 - B Owner Trust
                         For the Month of January, 2003
                     Distribution Date of February 18, 2003
                             Servicer Certificate #3

Original Pool Amount	$ 476,822,132.57
Subsequent Receivables (transferred 11/19/02)	$ 141,557,526.95
Subsequent Receivables (transferred 12/18/02)	$ 111,641,313.30
Subsequent Receivables (transferred 01/30/03)	$ 94,264,588.13
Beginning Pool Balance	$ 769,606,534.38
Beginning Pool Factor	0	.9250994
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 18,509,534.53
Interest Collected	$ 4,543,114.52
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 21,857.61
Total Additional Deposits	$ 21,857.61
Repos / Chargeoffs	$ 478,257.20
Aggregate Number of Notes Charged Off	12
Total Available Funds	$ 23,028,816.69
Ending Pool Balance	$ 750,664,432.62
Ending Pool Factor	0	.9106849
Servicing Fee	$ 641,338.78
Repayment of Servicer Advances	$ 45,689.97
Memo Item - Reserve Account
Opening balance	$ 37,318,805.88
Trans Base	$ 3,770,583.53
Trans Low/0%	$ 67,039.15
Invest. Income	$ 38,195.26
Excess Service	$ 1,859,356.90
Transfer (to)	$ 0.00
Collections Acct
Beginning Balance	$ 43,053,980.72
Reserve Account:
Beginning Balance (see Memo Item)	$ 43,053,980.72
Target Percentage	5	.50000%
Target Balance	$ 41,286,543.79
Specified Yield Supplement Amount	$ 752,885.54
Specified Yield Supplement Amount	$ 11,841.41
Specified Reserve Account Balance	$ 42,051,270.74
Minimum Balance	$ 16,485,711.22
(Release) / Deposit	($ 1,002,709.98)
Ending Balance	$ 42,051,270.74
Current Weighted Average APR:	7.814%
Current Weighted Average Remaining Term (months):	46.22
Current Weighted Average Remaining Term (months):

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,655,104.08	2,844
	31 - 60 days	$ 358,345.01	390
	60+ days	$ 82,156.16	78

Total:		$3,095,605.25	2,851

Balances:	60+ days	$1,540,774.41	78
                    Navistar Financial 2002 - B Owner Trust
                         For the Month of January, 2003

                                      NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3a (3)
Original Pool Amount	$ 850,000,000.00	$ 162,000,000.00	$ 230,000,000.00	$ 215,000,000.00
Distributions:
Distribution Percentages 1		100.00%	0.00%	0.00%
Coupon		1.6200%	1.9200%	1.6200%
Beginning Pool Balance	$ 769,606,534.38
Ending Pool Balance	$ 750,664,432.62
Collected Principal	$ 18,463,844.56
Collected Interest	$ 4,543,114.52
Charge - Offs	$ 478,257.20
Liquidation Proceeds / Recoveries	$ 21,857.61
Swap Payments to/(from)Trust	($ 151,813.89)
Servicing	$ 641,338.78
Investment Earnings from Pre-Funding Acct	$ 119,096.12
Negative Carry Amount	$ 51,899.61
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 22,406,659.75
Beginning Balance	$ 795,320,973.43	$ 107,320,973.43	$ 230,000,000.00	$ 215,000,000.00
Interest Due 2	$ 1,605,201.09	$ 164,201.09	$ 368,000.00	$ 328,950.00
Interest Paid	$ 1,605,201.09	$ 164,201.09	$ 368,000.00	$ 328,950.00
Principal Due	$ 18,942,101.76	$ 18,942,101.76	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 18,942,101.76	$ 18,942,101.76	$ 0.00	$ 0.00
Ending Balance
Note / Certificate Pool Factor	$ 776,378,871.67	$ 88,378,871.67	$ 230,000,000.00	$ 215,000,000.00
(Ending Balance / Original Pool Amount)
		0.54550	1.00000	1.00000
Total Distributions
	$ 20,547,302.85	$ 19,106,302.85	$ 368,000.00	$ 328,950.00
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 1,859,356.90
Beginning Reserve Acct Balance	$ 43,053,980.72
(Release) / Draw	($ 1,002,709.98)
Ending Reserve Acct Balance	$ 42,051,270.74

	CLASS A - 3b	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Distributions:
Distribution Percentages 1	0.00%	0.00%	0.00%
Coupon	2.6400%	3.5200%	5.2700%
Beginning Pool Balance
Ending Pool Balance
Collected Principal
Collected Interest
Charge - Offs
Liquidation Proceeds / Recoveries
Swap Payments to/(from)Trust
Servicing
Investment Earnings from Pre-Funding Acct
Negative Carry Amount
Cash Transfer from Pre-Funding Acct
Cash Transfer from Reserve Account
Total Collections Avail for Debt Service
Beginning Balance	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Interest Due 2	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Paid	$ 55,000.00	$ 539,733.33	$ 149,316.67
Principal Due	$ 0.00	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only
Principal Paid	$ 0.00	$ 0.00	$ 0.00
Ending Balance
Note / Certificate Pool Factor	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
(Ending Balance / Original Pool Amount)
	1.00000	1.00000	1.00000
Total Distributions
	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00
                    Navistar Financial 2002 - B Owner Trust
                         For the Month of January, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Aug-02 (mo. 5)		Sep-02 (mo. 4)	Oct-02 (mo. 3)	Nov-02 (mo. 2)	Dec-02 (mo. 1)	Jan-03 (mo. 0)
Beginning Pool Balance	N\A		N\A	$ 545,270,793.43	$688,701,313.60	$795,063,006.85	$878,690,909.55
A)Loss Trigger:
Principal of Contracts Charged Off	N\A		N\A	$ 73,668.95	$374,904.84	$116,972.23	$478,257.20
Recoveries	N\A		N\A	N\A	$ 0.00	$0.00	$21,857.61
Total Charged Off (Months 5, 4, 3)	N\A
Total Recoveries (Months 3, 2, 1)	$21,857.61
Net Loss/(Recoveries) for 3 Mos	N\A	(a)
Total Balance (Months 5, 4, 3)	$0.00	(b)
Loss Ratio Annualized [(a/b)*(12)]	N\A
Trigger:Is Ratio > 1.5%	No

	Nov-02	Dec-02	Jan-03
B)Delinquency Trigger:
Balance delinquency 60+ days	$1,278,827.25	$1,397,227.78	$ 1,540,774.41
As % of Beginning Pool Balance	0.18569	0.17574%	0.17535%
Three Month Average	N/A	N/A	0.17892%
Trigger:Is Average > 2.0%	No
C)Noteholders Percent Trigger:
Ending Reserve Account Balance	5.1316%
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No